SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 23, 2007
LEAP WIRELESS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29752	33-0811062

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1

Item 8.01. Other Events.
     This Amendment No. 1 on Form 8-K/A to the Leap Wireless International, Inc. (“the Company”) Current Report on Form 8-K dated March 23, 2007 attaches as Exhibit 99.1 restated audited consolidated financial statements of the Company for the years ended December 31, 2006 and 2005, for the period from August 1, 2004 to December 31, 2004 (Successor Company) and for the period from January 1, 2004 to July 31, 2004 (Predecessor Company).
     These restated audited consolidated financial statements replace the previously issued audited consolidated financial statements that were attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated March 23, 2007 (the “Original Form 8-K”) filed with the Securities and Exchange Commission (“SEC”) on March 23, 2007, which provided, in a footnote, certain additional condensed consolidating financial statements for the Company and its subsidiaries. These previously issued audited consolidated financial statements have been restated to correct errors relating to (i) the timing of recognition of certain service revenues prior to or subsequent to the period in which they were earned, (ii) the recognition of service revenues for certain customers that voluntarily disconnected service and (iii) the classification of certain components of service revenues, equipment revenues and operating expenses. See Note 2 to the Company’s audited consolidated financial statements attached as Exhibit 99.1 hereto for additional information.
     Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment amends and restates only the items and exhibits to the Original Form 8-K that are being amended and restated, and those unaffected items or exhibits are not included herein. Except as stated above, this Amendment speaks only to the items and exhibits to the Original Form 8-K and has not been updated to reflect any subsequent events. In particular, forward-looking statements included in this Amendment represent management’s views as of March 23, 2007. Such forward-looking statements should not be assumed to be accurate as of any future date. This Amendment should be read in conjunction with the Company’s other filings made with the SEC subsequent to March 31, 2007, together with any amendments to those filings.
     As previously disclosed in the Company’s Current Report on Form 8-K filed on November 8, 2007, the Company’s previously issued audited consolidated financial statements attached as Exhibit 99.1 to the Original Form 8-K should not be relied upon.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of Leap Wireless International, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.

Date: December 26, 2007	By	/s/ Robert J. Irving, Jr.

Name: Robert J. Irving, Jr.
Title: Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of Leap Wireless International, Inc.